Initial Public Offering	3 Months Ended
Mar. 31, 2026
Initial Public Offering [Abstract]
INITIAL PUBLIC OFFERING
NOTE 3. INITIAL PUBLIC OFFERING
In the Initial Public Offering, the Company sold 23,000,000 Units, which included the full exercise of the Over-Allotment Option of 3,000,000 Option Units, at a purchase price of $10.00 per Unit. Each Unit consists of one Class A Ordinary Share, and one-half
of one Public Warrant. Each whole Public Warrant entitles the holder to purchase one Class A Ordinary Share at a price of $11.50 per share, subject to adjustment. Each Public Warrant will become exercisable 30 days after the completion of the initial Business Combination and will expire five years after the completion of the initial Business Combination, or earlier upon redemption or liquidation.